Exhibit 99.5

INDIVIDUAL VARIABLE ANNUITY APPLICATION CONTRACT # PROTECTIVE LIFE INSURANCE COMPANY [ Send Applications to: Overnight: 2801 Highway 280 South, Birmingham, Alabama 35223 U.S. Mail: P. O. Box 10648, Birmingham, Alabama 35202-0648 (800) 456-6330 ] Select Product: [ X ] An annuity contract is not a deposit or obligation of, nor guaranteed by any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and is subject to investment risk, including the possible loss of principal. CONTRACT BENEFITS ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. ICC17-VDA-P-10## Page 1 of 4 [ 3/20 ] Owner 1 (If mailing address is a P.O. Box, please provide a physical address in the 'Remarks' area.) Name: Male Female Address: Birthdate: City: State: Zip: SSN/Tax ID: Email Address: Phone: Owner 2 (If applicable.) Name: Male Female Address: Birthdate: City: State: Zip: SSN/Tax ID: Email Address: Phone: Annuitant Same as Owner 1 Same as Owner 2 (If not Owner 1 or 2, complete this section.) Name: Male Female Address: Birthdate: City: State: Zip: SSN/Tax ID: Email Address: Phone: Beneficiary, if there is no surviving Owner Use Administrative Form [ LAD-1225 ] to name or change a beneficiary any time before the death of an owner. Initial Purchase Payment: $ [ (minimum: $5,000) ] Funding Source: Cash Non-Qualified 1035 Exchange CD/Non-Insurance Exchange Direct Transfer Direct Rollover Indirect Rollover Plan Type: Non-Qualified IRA Roth IRA Other: Complete if an IRA and includes new contributions: $ (Amount) (Tax Year) $ (Amount) (Tax Year) Replacement: Do you currently have an annuity contract or life insurance policy? Yes No Will this annuity change or replace an existing annuity contract or life insurance policy? Yes No (If yes, please provide the company name and contract or policy number below.) Company 1 Contract or Policy # Company 2 Contract or Policy # Company 3 Contract or Policy #

INDIVIDUAL VARIABLE ANNUITY APPLICATION CONTRACT # PROTECTIVE LIFE INSURANCE COMPANY ICC17-VDA-P-10## Page 2 of 4 [ 3/20 ] ALLOCATE PURCHASE PAYMENTS – Allocation instructions remain in effect until you change them. Use whole percentages. ‘Purchase Payment’ and ‘DCA Allocation’ percentage totals must equal 100%, each. If using a Model Portfolio, allocate to the Guaranteed Account and one Model Portfolio, only. [ If you are purchasing a protected lifetime income benefit your contract allocation is restricted to a single choice from among the following four options. 100% to the Janus/Clayton Street Protective Life Dynamic Allocation Series – Conservative Sub-Account. 100% to the Janus/Clayton Street Protective Life Dynamic Allocation Series – Moderate Sub-Account. 100% to one of the three permissible “Model Portfolios” (Conservative Growth; Balanced Growth & Income; or Balanced Growth). Create a portfolio, using: not less than 40% allocation among Category 1 (Conservative) Sub-Accounts; not more than 60% allocation among Category 2 (Moderate) Sub-Accounts; and, not more than 25% allocation among Category 3 (Aggressive) Sub-Accounts. Category 4 Sub-Accounts may not be used in this portfolio. Dollar Cost Averaging from a DCA Account into one of these allocations is permitted. ] Protective Life Guaranteed Account Purchase Payment Investment Option [ %Guaranteed Account – not available if you purchase a protected lifetime income benefit ] %DCA Account 1 – Make DCA transfers on the day (1st – 28th) of the month for months (3 – 6 months). %DCA Account 2 – Make DCA transfers on the day (1st – 28th) of the month for months (7 – 12 months). Sub-Accounts of the Protective Variable Annuity Separate Account [ Category 1 – Conservative PurchaseDCA Payment Allocation Manager Investment Option E % %American FundsBond % %American FundsU.S. Government/AAA-Rated Securities % %Dimensional Fund AdvisorsGlobal Bond % %Dimensional Fund AdvisorsShort-Term Fixed % %Fidelity Management & ResearchInvestment Grade Bond % %Goldman Sachs Asset ManagementCore Fixed Income % %Invesco AdvisersGovernment Securities % %JanusClayton Street Protective Life Dynamic Allocation Series – Conservative % %OppenheimerFundsGovernment Money % %PIMCOLow Duration % %PIMCOShort-Term % %PIMCOTotal Return % %VanguardMoney Market % %VanguardTotal Bond Market Index % %VanguardShort-Term Investment Grade Category 2 – Moderate % %American FundsAsset Allocation % %American FundsCapital Income Builder % %Dimensional Fund AdvisorsGlobal Moderate Allocation % %Franklin Templeton InvestmentsFranklin Income % %Franklin Templeton InvestmentsFranklin Strategic Income % %Franklin Templeton InvestmentsTempleton Global Bond % %Goldman Sachs Asset ManagementGlobal Trends Allocation % %Invesco AdvisersBalanced Risk Allocation % %Invesco AdvisersEquity and Income % %JanusClayton Street Protective Life Dynamic Allocation Series – Moderate % %Lord AbbettBond Debenture % %PIMCOAll Asset % %PIMCOGlobal Diversified Allocation % %PIMCOLong-Term U.S. Government % %PIMCOReal Return % %VanguardBalanced % %VanguardConservative Allocation % %VanguardGlobal Bond Index % %VanguardHigh-Yield Bond % %VanguardModerate Allocation ]

INDIVIDUAL VARIABLE ANNUITY APPLICATION CONTRACT # PROTECTIVE LIFE INSURANCE COMPANY ICC17-VDA-P-10## Page 3 of 4 [ 3/20 ] Sub-Accounts of the Protective Variable Annuity Separate Account (continued) [ Category 3 – Aggressive PurchaseDCA Payment Allocation Manager Investment Option % %American FundsBlue Chip Income & Growth % %American FundsGlobal Growth % %American FundsGlobal Growth and Income % %American FundsGrowth % %American FundsGrowth-Income % %Dimensional Fund AdvisorsEquity Allocation % %Dimensional Fund AdvisorsUS Large Value % %Fidelity Management & ResearchMid Cap % %Franklin Templeton InvestmentsFranklin Mutual Global Discovery % %Franklin Templeton InvestmentsFranklin Mutual Shares % %Franklin Templeton InvestmentsFranklin Rising Dividends % %Goldman Sachs Asset ManagementStrategic Growth % %Invesco AdvisersComstock % %Invesco AdvisersGrowth and Income % %Invesco AdvisersInternational Growth % %JanusClayton Street Protective Life Dynamic Allocation Series – Growth % %Lord AbbettDividend Growth % %Lord AbbettFundamental Equity % %OppenheimerFundsMain Street® % %VanguardCapital Growth % %VanguardEquity Income % %VanguardEquity Index % %VanguardDiversified Value % %VanguardGrowth % %VanguardMid-Cap Index % %VanguardTotal Stock Market Index Category 4 – Not available if you purchase a protected lifetime income benefit % %American FundsGlobal Small Capitalization % %American FundsInternational % %American FundsNew World % %Franklin Templeton InvestmentsFranklin Flex Cap Growth % %Dimensional Fund AdvisorsInternational Value % %Dimensional Fund AdvisorsInternational Small Cap % %Dimensional Fund AdvisorsUS Targeted Value % %Franklin Templeton InvestmentsFranklin Small Cap Value % %Franklin Templeton InvestmentsFranklin Small-Mid Cap Growth % %Franklin Templeton InvestmentsTempleton Developing Markets % %Franklin Templeton InvestmentsTempleton Foreign % %Goldman Sachs Asset ManagementGrowth Opportunities % %Goldman Sachs Asset ManagementMid Cap Value % %Invesco AdvisersGlobal Real Estate % %Legg MasonClearBridge Mid Cap % %Legg MasonClearBridge Small Cap Growth % %Lord AbbettGrowth Opportunities % %OppenheimerFundsGlobal % %Royce & AssociatesSmall-Cap % %VanguardInternational % %VanguardReal Estate Index % %VanguardTotal International Stock Market Index ] Protective Life Model Portfolios PurchaseDCAPurchaseDCA Payment Allocation Payment Allocation [ % %Conservative Growth % %Balanced Growth % %Balanced Growth and Income % %Growth Focus - not available if you purchase a protected lifetime income benefit ] Transfer Authorization I authorize the Company to honor my telephone and/or digital instructions for transfers among the investment options. I authorize the Company to honor my agent’s instructions for transfers among the investment options.

INDIVIDUAL VARIABLE ANNUITY APPLICATION CONTRACT # PROTECTIVE LIFE INSURANCE COMPANY ICC17-VDA-P-10## Page 4 of 4 [ 3/20 ] [ OPTIONAL BENEFITS AND FEATURES - Select the options to be included in your contract, and complete any additional required forms. Optional Management Tools Available Without Charges or Fees Automatic Purchase Plan – Complete form LAD-1128. Not available if Partial Automatic Withdrawals are selected. Partial Automatic Withdrawals – Complete forms LAD-1147 and LAD-1133. Not available if Automatic Purchase Plan is selected. Portfolio Rebalancing – Required, if SecurePay is selected. Rebalance to my current Variable Account allocation quarterly semi-annually annually on the day (1st – 28th) of the month. Optional Benefits Offered with a Separate, Additional Charge or Fee Enhanced Death Benefit Return of Purchase Payments Death Benefit Protected Lifetime Income Benefits SecurePay - Not available if any Owner or Annuitant is younger than age 60 or older than age 85. Please indicate: one covered person or two covered persons, and complete forms LAD-1216 and LAD-1133. ] SUITABILITY Did you receive an Annuity Buyers Guide and a current prospectus for this annuity? Yes No Do you believe the annuity meets your financial needs and objectives? Yes No APPLICANT SIGNATURES I understand this application will be part of the annuity contract. I have read the completed application and confirm that the information it contains is true and correct to the best of my knowledge and belief.However, these statements are representations and not warranties.If this application includes two Owners, the company may accept instructions from either Owner on behalf of both Owners. Variable annuities involve risk, including the possible loss of principal. The Contract Value, annuity payments and termination values, when based upon the investment experience of the separate account, are variable and are not guaranteed as to any fixed dollar amount. ANY PERSON WHO KNOWINGLY PRESENTS A FALSE STATEMENT IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIMINAL OFFENSE AND SUBJECT TO PENALTIES UNDER STATE LAW. Application signed at: (City & State) on (Date) . Owner 1: Owner 2: Annuitant: Federal law requires the following notice: We may request or obtain additional information to establish or verify your identity. Remarks: PRODUCER REPORT - This section must be completed and signed by the agent for the Contract to be issued. To the best of your knowledge and belief… Does the applicant have any existing annuity contract or life insurance policy? Yes No Does this annuity change or replace any existing annuity contract or life insurance policy? Yes No Type of unexpired government issued photo I.D. used to verify applicant’s identity: # I have determined this annuity is suitable based on information I obtained from the applicant after reasonable inquiry into their financial and tax status, investment objectives, and other relevant information. I certify that I have truly and accurately recorded on this application the information provided to me by the applicant. AgentSignature:PrintAgentName: Agent#Brokerage: State Agent License # Phone #